UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 24, 2013 (September 24, 2013)

SEEN ON SCREEN TV INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-21812
(Commission File No.)

4017 Colby Avenue
Everett, Washington  98201
(Address of principal executive offices and Zip Code)

425-367-4668
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER INFORMATION.

We are currently delinquent in our reporting obligations with the SEC.  We have not filed reports for the periods ending October 31, 2011 - Form 10-K; January 31, 2012 - Form 10-Q; April 30, 2012 - Form 10-Q; July 31, 2012 - Form 10-Q; October 31, 2012 - Form 10-K; January 31, 2013 - Form 10-Q; April 30, 2013 - Form 10-Q; and, July 31, 2013 - Form 10-Q.

We are endeavoring to bring our reports current, however, we cannot advise you of a definitive time when the reports will be current.  Our failure to be current in our reporting obligation with the SEC prevents broker-dealers from making a market in our common stock or disseminating quotations to the public.  For more information relating to the foregoing we refer you to Reg. 15c2-11 of the Securities Exchange Act of 1934, as amended, and Reg. 144 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 24th day of September, 2013.

SEEN ON SCREEN TV INC.

BY:	ANTOINE JARJOUR
Antoine Jarjour
Principal Executive Officer and Principal Financial Officer